EMPLOYMENT AGREEMENT BETWEEN
                  THE SOURCE INFORMATION MANAGEMENT COMPANY AND

                            _________________________

         This Agreement is entered into as of October ____, 1997, between THE SOURCE INFORMATION MANAGEMENT COMPANY, a Missouri corporation ("Company"), and ________________ ("EXECUTIVE").

         WHEREAS, EXECUTIVE is a founder of the business of the Company and is presently serving as ________ and _______________________ of the Company and has made significant contributions to the Company during the term of his employment; and

         WHEREAS, the Company and EXECUTIVE desire that EXECUTIVE continue to be employed by the Company under the terms and conditions set forth in this Employment Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:

         1. Employment. The Company hereby employs EXECUTIVE, and EXECUTIVE hereby accepts such employment from the Company, upon the terms and conditions set forth in this Agreement. EXECUTIVE represents that his employment by the Company under the terms of this Agreement will not violate or result in a breach of any agreement or obligation to which EXECUTIVE is a party or by which he may be bound.

         2. Position and Duties of EXECUTIVE. During EXECUTIVE's employment by the Company, EXECUTIVE shall exercise the authority and perform the duties of the ________ and _______________________ of the Company. EXECUTIVE shall at all times faithfully, industriously and to the best of his ability, experience and talents, perform all of the duties of the aforementioned office and all other duties described in this Agreement.

         3. Term of Employment. The term of EXECUTIVE's employment under this Agreement shall extend from the date hereof through January 31, 1999 and thereafter automatically continue for additional one year periods unless terminated by either EXECUTIVE or the Company as of the expiration of the initial term or additional terms upon: (a) the giving of sixty (60) days' notice of termination or (b) in the case of the Company, the payment of termination pay equal to the level of Base Compensation then payable to EXECUTIVE for a sixty
(60) day period, or any combination of an aggregate of sixty (60) days notice and termination pay by the Company. This Employment Agreement may also be terminated at any time prior to the expiration of any term of employment upon the earlier occurrence of any of the following events:

                  (a) By mutual written consent of the Company and EXECUTIVE;

                  (b) Immediately upon EXECUTIVE's death;

                  (c) By the Company, upon the permanent total disability of EXECUTIVE which, for purposes hereof, shall be deemed to have occurred upon the first anniversary of the date of an event resulting in a continuing condition which prevents EXECUTIVE from discharging EXECUTIVE's principal duties hereunder;

                  (d) By the Company, immediately upon written notice to EXECUTIVE, for Cause, as hereinafter defined;

                  (e) By EXECUTIVE, immediately upon at least thirty days' written notice to Company, in the event of the failure of Company to maintain Employment Conditions, as hereinafter defined.

         The term "Cause" as used in this Agreement shall mean (i) the conviction of EXECUTIVE of a felony or (ii) the material breach by EXECUTIVE of any of EXECUTIVE's obligations under this Agreement or any other agreement between Company and EXECUTIVE.

         Notwithstanding the foregoing, an act or event shall not entitle either party to terminate this Agreement if it is of such a nature that substantially all detriment otherwise resulting therefrom can be cured and eliminated by appropriate action, and the offending party causes such action to be taken, within ten days following written notice thereof from the other party.

         The term "Employment Conditions" as used in this Agreement shall mean any of the following (i) the withdrawal by Company from EXECUTIVE of any substantive part of EXECUTIVE's responsibilities, duties or authority as previously discharged or exercised for the benefit of the Company without EXECUTIVE's consent; (ii) the assignment by Company to EXECUTIVE of substantive additional duties or responsibilities which are inconsistent with the duties or responsibilities previously discharged or exercised for the benefit of the Company, without EXECUTIVE's consent ; (iii) the relocation of EXECUTIVE's principal place of employment without EXECUTIVE's consent to a place outside the St. Louis metropolitan area; (iv) the failure of EXECUTIVE to continue in the office of ________ and _______________ _______ of Company without EXECUTIVE's consent; (v) the harassment of EXECUTIVE intended, designed or which would have the foreseeable effect of causing EXECUTIVE to resign or abandon EXECUTIVE's employment with Company; or (vi) the material breach by Company of this Agreement or any other agreement to which Company and EXECUTIVE are a party.

         4.       Compensation.

                  (a) As compensation for EXECUTIVE's services under the Agreement and subject to adjustment as provided below, the Company shall pay EXECUTIVE, commencing on the date hereof and continuing throughout EXECUTIVE's employment by the Company, an annual base rate of compensation (the "Base Compensation") of ___ ___________________________________ ($_______), which Base Compensation shall be payable at such intervals as the Company pays its other senior executive employees, but in any event, not less frequently than semi-monthly. Each fiscal year (commencing after the conclusion of the fiscal year ending January 31, 1998), the Compensation Committee of the

         Board of Directors of the Company (the "Board") will set the EXECUTIVE's Base Compensation for that fiscal year, taking into account the performance of the EXECUTIVE, the total compensation paid to the _________ officers of similar companies of comparable size to that of the Company performing similar duties and having similar authority and responsibilities and such other factors deemed relevant by the
         Committee; provided however that in no event shall such Base Compensation for any annual period be less than the Base Compensation set forth for the immediately preceding annual period times a fraction the numerator of which is the Consumer Price Index for All Urban Consumers derived from the United States Cities Average for the third month preceding the month in which the Company's fiscal year is concluded and the denominator of which is the base index figure of 157.5.

                  (b) In addition to EXECUTIVE's Base Compensation, EXECUTIVE shall be entitled to receive a bonus (the "Annual Bonus") each year in such amount and/or on such basis as the Compensation Committee of the Company's Board of Directors shall determine to be reasonable and appropriate based on such criteria as the Compensation Committee shall have established. EXECUTIVE shall have no vested right to receive an Annual Bonus and EXECUTIVE agrees that the amount, if any, of the Annual Bonus shall be in the sole discretion of the Compensation Committee.

         5.       Expenses; Fringe Benefits.

                  (a) The Company will pay directly, or reimburse EXECUTIVE, for such items of reasonable and necessary expense as are authorized by the Company and incurred by EXECUTIVE in the interest of the business of the Company. All such expenses paid by EXECUTIVE will be reimbursed by the Company upon the presentation by EXECUTIVE of an itemized account of such expenditures, sufficient to support their deductibility to the Company for federal income tax purposes (without regard to whether or not the Company's deduction for such expenses is limited for federal income tax purposes), within thirty (30) days after the date such expenses are incurred.

                  (b) The Company will provide EXECUTIVE with health and life insurance and other fringe benefits normally accorded the Company's executive officers (which may entail employee contributions); provided, however, that the foregoing shall not obligate the Company to continue any such benefits in force, or to maintain such benefits at their present standards and levels, at any time as to such class of employees. EXECUTIVE shall also be entitled to participate in all other insurance and retirement plans, retirement benefits, death benefits, salary continuation benefits, stock option plans and other perquisites and fringe benefits generally available for the senior executive officers of The Company.

                  (c) The Company will provide EXECUTIVE with four (4) weeks of vacation per year of this Agreement.

         6. Covenants of EXECUTIVE. EXECUTIVE covenants to and agrees with the Company as follows:

                  (a) Except as required in EXECUTIVE's duties to the Company, EXECUTIVE will not disclose or divulge to any person, entity, firm or company, or use for EXECUTIVE's benefit or the benefit of any other person, entity, firm or company, directly or indirectly, as the same may exist during the term of EXECUTIVE's employment by the Company or at the date of such termination, any knowledge, information, business methods, techniques, devices, customer lists, supplier lists, business plans, software, programs or other data of the Company, without regard to whether all of the foregoing matters will be otherwise deemed confidential, material or important, the parties stipulating that as between them, the same are important, material and confidential and greatly affect the effective and successful conduct of the business and the goodwill of the Company;

                  (b) Except as required in EXECUTIVE's duties to the Company, EXECUTIVE will not disclose or divulge to any person, entity, firm or company, or use for EXECUTIVE's benefit or the benefit of any other person, entity, firm or company, directly or indirectly, as the same may exist during the term of EXECUTIVE's employment by the Company or at the date of such termination, any knowledge, information, business methods, techniques, devices, customer lists, supplier lists, business plans, software, programs or other data of the Company, without regard to whether all of the foregoing matters will be otherwise deemed confidential, material or important, the parties stipulating that as between them, the same are important, material and confidential and greatly affect the effective and successful conduct of the business and the goodwill of the Company;

                  (c) During the term of EXECUTIVE's employment with the Company and thereafter for a period of two (2) years, EXECUTIVE will not, in any manner, directly or indirectly with or through any other person or entity:

                           (i) Solicit,  divert, take away or interfere with any
                  of the customers, trade, suppliers, business, patronage, employees or agents of the Company, or employ any person who was an employee of the Company at any time during the two year period prior to the date of such employment; or

                           (ii) Engage, directly or indirectly, either personally or as an employee, partner, associate, officer, manager, agent, advisor, associate, consultant or otherwise, or by means of any corporate or other entity or device, in competition with the business of the Company in the United States or Canada as such business exists on the date of EXECUTIVE's cessation of employment, or as to which the Company has formulated definitive plans, of which EXECUTIVE has knowledge, to enter into during the term of this Agreement or as of the date of the cessation of EXECUTIVE's employment.

                  (d) It is the intention of the parties to restrict the activities of EXECUTIVE under paragraph 6(c)(ii) only to the extent necessary for the protection of the business interests of the Company, and the parties specifically covenant and agree that should any of the provisions thereof, under any set of circumstances, be determined by a court having jurisdiction to be too broad for that purpose or invalid or unenforceable for any reason, it is the intention and agreement of the parties that such provisions shall be so interpreted and applied by such court in such a narrower sense as shall be necessary to make the same valid and enforceable to the maximum extent possible, consistent with the intent of the parties expressed in this Agreement.

                  (e) The covenants and agreements of EXECUTIVE contained in paragraph 6(b) and (c) shall be construed as independent of any other provision of this Agreement and given for valuable independent consideration, and the existence of any defense, claim or cause of action against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of such covenants and agreements.

         7. Documents. Upon the cessation of EXECUTIVE's employment with the Company, for any reason, all documents, records, software, programs, models, financial statements and projections, notebooks, invoices, statements and correspondence, including copies thereof, relating to the business of the Company then in EXECUTIVE's possession or under EXECUTIVE's control, whether prepared by EXECUTIVE or others, will be left with or returned to the Company, it being recognized and agreed that each of the foregoing constitutes property of the Company.

         8.       Remedies.

                  (a) At the expiration of the initial term, or any extension thereof, or the termination of this Agreement by mutual consent of the parties, the death of EXECUTIVE or for Cause, unless otherwise agreed by the Company and EXECUTIVE, the obligation of the Company to pay further compensation to EXECUTIVE shall cease, provided, however, that all other obligations hereunder of either party to the other party at the time of such expiration or termination shall not be affected by such termination or expiration;

                  (b) In the event this Agreement is terminated by the Company as a result of the permanent total disability of EXECUTIVE, EXECUTIVE shall be entitled to receive one-half EXECUTIVE's base compensation and full benefits provided for in this Agreement for a period of twenty-four months following the date of such termination.

                  (c) In the event this Agreement is terminated by EXECUTIVE as a result of the Company's failure to maintain Employment Conditions, EXECUTIVE shall be entitled to a severance payment, payable within ten days after the date of termination, equal to 200% of EXECUTIVE's annual base compensation in effect immediately prior to such termination, plus any earned but unpaid bonus.

                  (d) The Company and EXECUTIVE agree that the following provisions shall immediately and automatically become operational upon the occurrence of a Change of Control (as described in Schedule I hereof), without further action on the part of either the Company or
         EXECUTIVE:

                           (i) In the event of the  involuntary  termination  or
                  significant reduction in the position, duties or responsibilities of EXECUTIVE (a "Termination"), EXECUTIVE shall be entitled to an additional bonus, payable within sixty
                  (60) days of the occurrence of the Termination, equal to Three Hundred percent (300%) of the greater of the Base Compensation in effect as of the day of such Change of Control or in effect as of the date of such Termination if the Termination occurs within two years following the Change of Control.

                           (ii) All  options  to  purchase  shares of the common
                  stock of the Company held by EXECUTIVE pursuant to a stock option or other incentive compensation plan of the Company ("Stock Options") shall be fully vested and exercisable.

                           (iii) All  restrictions  on  restricted  stock of the
                  Company held by EXECUTIVE pursuant to a restricted stock or other incentive compensation plan of the Company (the "Restricted Stock") that may result in the forfeiture of such stock shall terminate.

                           (iv) EXECUTIVE shall also be awarded a bonus (the "Special Executive Bonus") on a "grossed-up" basis (to take into account the taxability for federal and state income tax purposes of the Special Executive Bonus to the EXECUTIVE) equal to the amount of federal and state income tax payable by the EXECUTIVE arising from the vesting of EXECUTIVE's interests in Stock Options or the elimination of restrictions on Restricted Stock, assuming the maximum statutory rate of federal and state income tax then applicable to an individual taxpayer.

                           (v) All  agreements  with the Company by EXECUTIVE to
                  refrain from selling any securities of the Company shall terminate.

                  (e) It is expressly agreed that the breach or evasion of the terms of this Agreement by EXECUTIVE will result in immediate and irreparable injury to the Company, for which the payment of money damages would be an inadequate remedy, and will authorize recourse to the equitable remedies of injunction and specific performance, as well as to all other legal or equitable remedies to which the Company may be entitled. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity, by statute or otherwise. The election of any one or more remedies by the Company shall not constitute a waiver of the right to pursue other available remedies.

                  (f) In the event the Company or EXECUTIVE institutes a suit at law or in equity for the purpose of enforcing the provisions of this Agreement, the prevailing party in any such action shall be entitled to recover reasonable attorneys' fees and expenses and related costs and expenses, in addition to any other judgment, award or remedy to which the prevailing party may be entitled.

         9. Severability. All agreements and covenants herein contained are severable, and in the event any of them shall be held to be invalid by any competent court, this Agreement shall continue in full force and effect and, subject to subparagraph 6(d), shall be interpreted as if such invalid agreements or covenants were not contained herein.

         10. Waiver or Modification. No waiver, amendment or modification of this Agreement or any portion hereof shall be valid unless in writing and duly executed by the party to be charged therewith. The failure of the Company or EXECUTIVE to exercise or otherwise act with respect to any of its or his rights hereunder in the event of a breach of any of the terms or conditions hereof by the other shall not be construed as a waiver of such breach, nor prevent the Company or EXECUTIVE, as the case may be, from thereafter enforcing strict compliance with any and all of the terms and conditions hereof.

         11. Notices. All notices, requests, demands, consents or other communications hereunder shall be in writing and shall be deemed to have been given if delivered personally or mailed by certified, registered or Express mail, return receipt requested, or next business day courier service (such as Federal Express), if to the Company, to:

                           The Source Information Management Company
                           Attention:  S. Leslie Flegel
                           11644 Lilburn Park Road
                           St. Louis, Missouri  63146

                           and, if to EXECUTIVE, to:

                           --------------------------
                           --------------------------
                           --------------------------


or to such other address to which a party gives notice to the other in accordance with this paragraph 11.

         12.      Construction.

                  (a) This Employment Agreement shall be governed by and construed under the laws of the State of Missouri, provided that the sole and absolute venue for purposes of suit shall be St. Louis County, Missouri, notwithstanding the place of execution hereof or the performance of any acts under this Agreement in any other jurisdiction.

                  (b) For purposes of paragraph 6, references to the Company shall include all companies or other entities controlled by, controlling, or under common control with the Company, whether such control is exercised through ownership or other direction of the management or policies of any such company or entity, and all licensees of the Company.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                            THE SOURCE INFORMATION
                                            MANAGEMENT COMPANY



                                            By:
                                        8

                                   SCHEDULE I


         A Change in Control shall be deemed to have occurred as of the first date that (A) any individual, corporation (other than the Company),partnership, trust, association, pool, syndicate, or any other entity or any group of persons acting in concert becomes the beneficial owner, as that concept is defined in Rule 13d-d promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, as the result of any one or more securities transactions (including gifts and stock repurchases but excluding transactions described in subdivision (C) below and transactions with EXECUTIVE), of securities of the Company then possessing twenty-five percent (25%) or more of the voting power for the election of directors of the Company, or (B) "approved directors" shall constitute less than a majority of the entire Board of Directors of the Company, with "approved directors" defined to mean the members of the Board as of the date of this Agreement and any subsequently elected members of such Board who shall be nominated or approved by a majority of the approved directors on the Board prior to such election, or (C) the Company shall have entered into a binding agreement for a Sale of the Company, as defined below, and shall have received all required corporate, regulatory and other approvals for consummating such transaction. For the purposes of subdivision (C) of the preceding sentence, "Sale of the Company" shall mean (i) any consolidation, merger or stock-for-stock exchange involving the Company or the securities of the Company in which the holders of voting securities of the Company immediately prior to the consummation of such transaction own, as a group, immediately after such consummation, voting securities of the Company (or, if the Company does not survive such transaction, voting securities of the corporation surviving such transaction) having less than fifty percent (50%) of the total voting power in an election of directors of the Company (or such other surviving corporation), or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to a party which is not controlled by or under common control with the Company.

                                        9